Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Equinix Inc. Notes
Date of Purchase: 40730
Underwriter From Whom Purchased: Citigroup Global Markets
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.0077
 Commission, Spread or Profit:  0.0175
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: SunCoke Energy Inc. Notes
Date of Purchase: 40744
Underwriter From Whom Purchased: Credit Suisse Securities
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.0118
 Commission, Spread or Profit:  0.02
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: HCA Inc. Notes
Date of Purchase: 40750
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.018
 Commission, Spread or Profit:  0.0113
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: HCA Inc. Notes
Date of Purchase: 40750
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.0271
 Commission, Spread or Profit:  0.0113
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Amerigas Partners, L.P. and AmeriGas
Finance Corp. Notes
Date of Purchase: 40751
Underwriter From Whom Purchased: Credit Suisse Securities
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.0626
 Commission, Spread or Profit:  0.016
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Fresenius Medical Care Notes
Date of Purchase: 40794
Underwriter From Whom Purchased: Barclays Capital Inc.
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  98.623
Aggregate % of Issue Purchased: 0.0115
 Commission, Spread or Profit:  0.0094
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Calument Specialty Products Partners,
L.P and Calument Finance Corp. Notes
Date of Purchase: 40794
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  93
Aggregate % of Issue Purchased: 0.0626
 Commission, Spread or Profit:  0.025
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Bill Barrett Corporation Notes
Date of Purchase: 40806
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.0374
 Commission, Spread or Profit:  0.0175
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Iron Mountain Incorporated Notes
Date of Purchase: 40806
Underwriter From Whom Purchased: Morgan Stanley and Co
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.0098
 Commission, Spread or Profit:  0.015
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Dolphin Subsidary II, Inc Notes
Date of Purchase: 40812
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.0352
 Commission, Spread or Profit:  0.0125
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Dolphin Subsidary II, Inc Notes
Date of Purchase: 40812
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  100
Aggregate % of Issue Purchased: 0.017
 Commission, Spread or Profit:  0.0125
Fair & Reasonable (Y/N) (1): Y

Sub-Adviser: J.P. Morgan
Fund Name: PFI High Yield Fund I
Issuer: Newfield Exploration Company Notes
Date of Purchase: 40813
Underwriter From Whom Purchased: Wells Fargo Advisers
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  99.956
Aggregate % of Issue Purchased: 0.0306
 Commission, Spread or Profit:  0.0088
Fair & Reasonable (Y/N) (1): Y

(1) The sub-adviser has certified that the compensation paid was fair and reasonable and has provided documentation to support that certification.